UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

PRESBIA PLC

(Exact Name of Registrant as Specified in Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-36824 (Commission File Number)	98-1162329 (IRS Employer Identification No.)

120/121 Baggot Street Lower

Dublin 2 Ireland

(Address of Principal Executive Offices)(Zip Code)

+353 (1) 659 9446

Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 3, 2017, Presbia PLC (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 27, 2017.  The final voting results are set forth below.

Proposal 1: Election of directors.

The following is a list of the directors who were re-elected at the Annual Meeting to serve as directors until the conclusion of the annual general meeting of shareholders to be held in 2018.  The results of such vote for each director were as follows:

Name	For	Against	Abstain	Broker Non-Vote

Ralph Thurman	14,529,308	454,242	667	1,469,578

Richard Ressler	14,907,668	75,882	667	1,469,578

Zohar Loshitzer	14,971,817	12,400	0	1,469,578

Vladimir Feingold	14,971,817	12,400	0	1,469,578

Todd Cooper	14,592,190	391,360	667	1,469,578

Robert Cresci	14,982,114	1,436	667	1,469,578

Gerd Auffarth	14,983,321	229	667	1,469,578

Gerald Farrell	14,983,321	229	667	1,469,578

Proposal 2: Ratification of U.S. independent registered public accounting firm and authorization of the Audit Committee to set such auditor’s remuneration.

The shareholders ratified, in a non-binding vote, the appointment of Squar Milner, LLP as the Company’s independent registered public accounting firm with respect to the Company’s U.S. financial statements and authorized, in a binding vote, the Audit Committee of the Company’s Board of Directors to set such auditor’s remuneration.  The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote

16,452,245	1,550	0	0

Proposal 3: Ratification of Irish independent statutory auditor and authorization of the Audit Committee to set such auditor’s remuneration.

The shareholders ratified, in a non-binding vote, the appointment of Moore Stephens LLP as the Company’s independent statutory auditor with respect to the Company’s Irish financial statements and authorized, in a binding vote, the Audit Committee of the Company’s Board of Directors to set such auditor’s remuneration.  The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote

16,452,245	1,550	0	0

Proposal 4A: To approve the amendment and restatement of the Memorandum of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014.

The shareholders adopted the amendment and restatement of the Memorandum of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014.  The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote

16,443,925	1,550	8,320	0

Proposal 4B: To approve the amendment and restatement of the Articles of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014.

The shareholders adopted the amendment and restatement of the Articles of Association of Presbia PLC to address the enactment of the Irish Companies Act of 2014.  The results of such vote were as follows:

For	Against	Abstain	Broker Non-Vote

16,445,262	1,550	6,983	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESBIA PLC

By: /s/ Jarett Fenton
Name: Jarett Fenton
Title:Chief Financial Officer

Dated:    August 4, 2017